Exhibit 99.1

Delphi Announces Plans for Tax-Free Spin-Off of Powertrain Segment

Creating Two Public Companies with Focused Portfolios of Advanced Technologies
Strategically Positioned to Solve Industry’s Biggest Challenges and Increase Shareholder Value

Conference Call at 8:30 a.m. ET to Discuss Transaction and First Quarter 2017 Earnings

GILLINGHAM, England - May 3, 2017 - Delphi Automotive PLC (NYSE: DLPH) today announced its intention to execute a tax-free spin-off of its Powertrain Systems segment into a new, independent publicly traded company (“Powertrain”). Immediately following the transaction, which is expected to be completed by March 2018, Delphi shareholders will own shares of both companies.
“Today’s announcement represents an exciting opportunity for our businesses by creating two independent companies, each with a distinct product focus, a proven business model, and the flexibility to pursue accelerated investments in advanced technologies that solve our customers’ most complex challenges,” said Kevin Clark, president and chief executive officer. “At a time of unprecedented industry change, the underlying strength of both our operating businesses and strategic partnerships will allow each company to focus even more sharply on its unique opportunities, continue to develop the very best advanced technologies, and help our customers navigate the road ahead.”
The convergence of technologies underpinning industry megatrends is driving greater demand for advanced electronics and increased computing power to meet consumer preferences for more safety, efficiency, and connectivity. At the same time, regulations for emissions and fuel economy are becoming increasingly stringent globally, requiring advanced engine management and electrification systems to enhance vehicle performance and meet customer demand.
“Looking ahead, new mobility will be defined by the convergence of automated driving, increased electrification, and connected infotainment, all enabled by exponential increases in computing power and smart vehicle architectures,” Clark added. “As a result of our strategy to grow and expand through organic investments, acquisitions, and strategic partnerships aligned to the safe, green and connected industry megatrends, our Electrical/Electronic Architecture and Electronics & Safety businesses are well positioned for significant growth as the only global provider of an integrated ‘brain and nervous system’ of the vehicle. We have the advanced technologies, engineering capabilities, and cost structure to be a global leader in the rapidly evolving mobility sector.”

Advanced Connectivity, Autonomy and Mobility (E/EA and E&S)
Upon completion of the transaction, E/EA and E&S will remain global technology leaders with unparalleled strengths in signal and power distribution, centralized computing platforms, advanced safety and autonomous driving systems, enhanced infotainment and user experience, vehicle connectivity and electrification, and data services. With a focus on these strengths, the company is positioned for profitable growth with our industry-leading cost structure, 15,000 engineers and 145,000 global employees.
E/EA and E&S will continue to focus on its portfolio of safe, green and connected technology solutions and satisfying the increasingly complex needs of its customers. The company operates a flexible and lean business model, delivering value to shareholders through disciplined and profitable growth, strong cash generation and balanced and accretive cash deployment.

Powertrain
Powertrain is a global technology leader focused on optimizing vehicle propulsion systems by enhancing environmental efficiency and vehicle performance. The company is a global supplier to original equipment manufacturers and aftermarket customers with 20,000 global employees, 5,000 engineers and revenues of approximately $4.5 billion in 2016.
Powertrain’s portfolio of advanced propulsion technologies benefits from increasingly stringent regulatory standards and consumer demands for increased fuel economy and reduced CO2 emissions. With its global engineering capabilities and lean and flexible manufacturing footprint, the company is focused and positioned to deliver above market, sustainable and profitable growth.
Timothy Manganello, currently an independent Director on the Delphi Board, will become non-executive chairman of the new Powertrain company’s board of directors upon separation. Manganello was most recently Chairman of the Board and Chief Executive Officer of BorgWarner, Inc. Liam Butterworth, currently senior vice president and president, Powertrain Systems, will become president and chief executive officer of the new entity.
“As a standalone business, Powertrain will be well positioned to pursue a focused global growth strategy while further enhancing its portfolio of advanced propulsion technologies, power electronics solutions and aftermarket business. Tim and Liam are talented, well-respected leaders with decades of experience in Powertrain businesses, longstanding customer relationships and proven track records in operations management, making them ideally qualified to lead Powertrain into the future and to create long-term value for all of its stakeholders,” said Clark.

Transaction Details
Upon completion of the planned spin-off, Delphi shareholders will receive shares of Powertrain via a pro rata special distribution. Details of the distribution will be included in the initial Form 10 registration statement, which is expected to be filed with the Securities and Exchange Commission in June 2017, and the spin-off is expected to be completed by March 2018, subject to customary market, regulatory and other conditions. There can be no assurance regarding the timing of the spin-off or its completion. Powertrain intends to have its ordinary shares listed on the New York Stock Exchange.

Advisors
Goldman, Sachs & Co. and Barclays are serving as financial advisors and Latham & Watkins LLP is serving as legal advisor to Delphi Automotive PLC.

Conference Call Details
The Company will host a conference call to discuss the announcement and its first quarter financial results at 8:30 a.m. (ET) today, which is accessible by dialing 888.486.0553 (US domestic) or 706.634.4982 (international) or through a webcast at http://investor.delphi.com/. The conference ID number is 54160665. A slide presentation will accompany the prepared remarks and has been posted on the investor relations section of the Company's website. A replay will be available two hours following the conference call.

About Delphi
Delphi Automotive PLC (NYSE: DLPH) is a high-technology company that integrates safer, greener and more connected solutions for the automotive and transportation sectors. Headquartered in Gillingham, U.K., Delphi operates technical centers, manufacturing sites and customer support services in 46 countries. Visit delphi.com.

Forward-Looking Statements
This press release, as well as other statements made by Delphi Automotive PLC (the "Company"), contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company's operations and business environment, which may cause the actual results of the Company to be materially different from any future results. All statements that address future operating, financial or business performance or the Company's strategies or expectations are forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

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Investor Contact:
Elena Rosman
+1.248.813.5091
elena.rosman@delphi.com

Media Contact:
Zach Peterson
+1.248.561.3640
zachary.peterson@delphi.com

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